Exhibit 99.1

COMPANY UPDATE Revolutionizing Cardiovascular Medicine With Epigenetics and AI MARCH 2024

Certain statements and information included in this presentation constitute "forward - looking statements" within the meaning of t he Private Securities Litigation Act of 1995. When used in this presentation, the words or phrases “will”, "will likely result," "expected to," "will continue," " ant icipated," "estimate," "projected," "intend," “goal,” or similar expressions are intended to identify "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, many of which are beyond the contro l o f the Company. Such uncertainties and risks include, but are not limited to, our ability to successfully execute our growth strategy, changes in law s or regulations, economic conditions, dependence on management, dilution to stockholders, lack of capital, the effects of rapid growth upon the Company and the abi lit y of management to effectively respond to the growth and demand for products and services of the Company, newly developing technologies, the Company’s abili ty to compete, regulatory matters, protection of technology, the effects of competition and the ability of the Company to obtain future financing. An ext ensive list of factors that can affect future results are discussed in the Current Report on Form 10 - K for the period ended December 31, 2023 under the heading “Risk F actors” in Part I, Item IA thereof, and other documents filed from time to time with the Securities and Exchange Commission. Such factors could material ly adversely affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed within this presentation. The Company is not making any projections, nor providing any guidance, with regard to its future consolidated results of oper ati ons or financial condition. Any prior projections, however communicated, that may have been made in the past bear no relationship to the Company’s current consolid ate d results and financial condition, nor the underlying facts and circumstances related thereto, and should not be relied upon for any purpose. Forward Looking Statements © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Key Investment Highlights

CardioDiagnostics

- NASDAQ listed: CDIO - market cap $31 million as of 3/21/2024
- Cardio Diagnostics is an artificial intelligence-powered precision cardiovascular medicine company that makes cardiovascular disease prevention and detection more accessible, personalized and precise
- Launched multiple products leveraging proprietary AI-Driven Integrated Genetic–Epigenetic Engine™:
  - **Epi+Gen CHD™:** only epigenetics-based test in the world for coronary heart disease risk assessment (**$51 billion US TAM[(1)]**)
  - **PrecisionCHD™:** only epigenetics-based test in the world for coronary heart disease detection (**$134 billion US TAM[(1)]**)
  - **Actionable Clinical Intelligence™:** a one-of-a-kind platform that offers new epigenetic and genetic insights to clinicians prescribing the Epi+Gen CHD™ and PrecisionCHD™ tests
  - **CardioInnovate360:** research-use-only (RUO) solution to support the discovery, development and validation of novel biopharmaceuticals for the assessment and management of cardiovascular diseases
- Launched **HeartRisk™**, a SaaS cardiovascular risk intelligence platform customized to decision makers such as value-based care and other provider organizations, employers, brokers and benefits consultants and government entities, who deploy the Epi+Gen CHD™ and PrecisionCHD™ tests for optimizing decisions
- Cardio Diagnostics' differentiated technology, clinical tests, and platforms are protected by a diverse IP portfolio

[(1)] Source: Cardio Diagnostics estimate for US markets based on 2020 US Census data

© Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Key Investment Highlights • Cardio Diagnostics' clinical tests are: ⚬ Are more sensitive compared to current lipid - based clinical tests and stress ECG ⚬ Are non - invasive blood tests that can be administered remotely or in provider settings • Cardio Diagnostics' clinical tests and platforms provide clear value propositions to scale across multiple key stakeholder ch ann els including: ⚬ Telemedicine ⚬ Value - based care providers ⚬ Integrated delivery networks/health systems ⚬ Payers ⚬ Employers ⚬ Government entities ⚬ Life insurance ⚬ Pharma • Additional clinical tests in the pipeline for stroke, congestive heart failure & diabetes in development that together addres s a $340B US Total Addressable Market (TAM) ⁽ ¹ ⁾ • A highly experienced commercial and clinical team ⁽ ¹ ⁾ Source: Cardio Diagnostics estimate for US markets based on 2020 US Census data © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Our Vision: Precision Cardiovascular Medicine, driven by epigenetics and artificial intelligence, will transform the delivery of targeted in terventions, enhance patient outcomes, and reduce costs, ultimately alleviating the global burden of heart disease. Risk Assessment Early Diagnosis Risk Management Medical Management & Lifestyle Modifications Monitor Effectiveness Ongoing Evaluation Cardio Diagnostics’ Mission is to Revolutionize Cardiovascular Medicine with Epigenetics and AI © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

• Multiple launched and in development synergistic clinical and non - clinical products addressing various cardiovascular diseases. • Backed by robust clinical, analytical and economic studies that appeal to various healthcare stakeholders. • Robust value propositions for key healthcare stakeholders, including providers, provider organizations, payers, employers, life insurance and pharma. • Customized offering to meet the needs of different market segments. DIVERSIFICATION INNOVATION TECHNOLOGY • Only precision molecular diagnostics technology for cardiovascular disease at the intersection of epigenetics, genetics and AI. • AI - driven integrated Genetic - Epigenetic Engine , a proprietary platform to rapidly design, develop, and launch clinical tests. INTELLECTUAL PROPERTY PRODUCTS MARKETS • Diverse and robust intellectual property portfolio. • Consists of granted and pending patents, trade secrets and copyrights. Cardio Diagnostics is Pioneering a New Era in Precision Cardiovascular Medicine Driven by Innovation, Diversification, Scale and Experience © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

SCALE EXPERIENCE • Has profound understanding of clinical needs, challenges and opportunities. • Deep expertise in designing, executing ad publishing studies to expand evidence base, increase credibility and gain clinical and commercial acceptance. • Have successfully built and launched multiple healthcare products/services across private and public companies. • Experience expanding into new markets and targeting new customers. OPERATIONS • Highly scalable and efficient testing and reporting process. • Favorable economies of scale to lower COGS and improve margin. REVENUE CLINICAL BUSINESS • >$300B total addressable market across launched and in - development products. • High potential for recurring revenue. Cardio Diagnostics is Pioneering a New Era in Precision Cardiovascular Medicine Driven by Innovation, Diversification, Scale and Experience © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Cardiovascular disease (CVD) is the leading cause of death globally, accounting for nearly 19 million deaths per year, or about 32% of all global deaths ⁽ ¹ ⁾ Following a healthy lifestyle may prevent 72% of premature deaths related to heart disease ⁽ ³ ⁾ Globally, cardiovascular disease is expected to result in a cumulative output loss of $47 trillion from 2011 to 2030 due to medical costs and productivity losses, representing 75% of the global GDP in 2010 ⁽ ² ⁾ ⁽ ³ ⁾ $47 TRILLION LOSS 72% #1 Cardiovascular Disease is the Leading Cause of Death Globally Despite Being Largely Preventable ⁽ ¹ ⁾ World Health Organization ⁽ ² ⁾ World Economic Forum Harvard School of Public Health ⁽ ³ ⁾ Harvard School of Public Health © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Cardiovascular Disease is a Burden for All Major Stakeholders

CardioDiagnostics

Employers

Employers may face increased healthcare costs due to heart disease, as employees with cardiovascular disease have medical costs that are twice as high as those without the condition [1]

Providers and Provider Organizations

Heart disease accounts for approximately 25% of emergency room visits related to chest pain, which can strain hospital resources, particularly in emergency departments [2]

Payers

Heart disease is responsible for a substantial portion of healthcare expenditure. In 2015, around 14% of total U.S. healthcare expenditure was attributed to cardiovascular disease [1]

Patients

In the United States, heart disease is responsible for approximately 659,000 deaths, which equates to 1 in every 4 deaths, annually [3]

Life Insurers

As the number one killer, heart disease is a leading cause of life insurance payouts

Government Entities

Heart disease is among the leading causes of death for the more than 2 million individuals incarcerated in state and federal prisons across the United States [4]

(1) American Heart Association
(2) National Center for Biotechnology Information
(3) CDC
(4) Wang EA, et al., Cardiovascular Disease in Incarcerated Populations. J Am Coll Cardiol.

© Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Four Strategic Priorities to Realize Our Vision Expand evidence portfolio that matters to key healthcare stakeholders • Build upon current rigorous clinical validation and real world case studies • Perform additional health economic studies to demonstrate substantial savings and ROI Establish a robust and synergistic product pipeline • Leverage proprietary AI - Driven Integrated Genetic - Epigenetic Engine to complete the development and launch of new synergistic tests • Diverse suite of tests and platforms to address cardiovascular diseases across the care continuum for major healthcare stakeh old ers Take a strategic approach to commercialization and growth • Establish strong partnerships with key healthcare stakeholders to accelerate market entry and enhance overall business succes s • Be present in diverse markets to expand customer base, reduce risks and capitalize on new opportunities to foster growth and res ilience in the short and long - terms Execute on meaningful initiatives to broaden adoption • Foster strong relationships with payers to secure reimbursement towards driving sustained revenue growth and market penetrati on • Consider going through the FDA pathway to continue to build trust among clinicians and patients • Engage thought leaders to advocate for the clinical benefits, enhance credibility within the medical community, and foster wi des pread acceptance and utilization © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Clinicians' Current Approach to Assessing Risk for and Detecting Cardiovascular Disease

CardioDiagnostics

Currently, risk for CVD is assessed using two common lipid-based clinical tests:

FRAMINGHAM RISK SCORE (FRS)

- Age
- Gender
- Systolic blood pressure
- Diabetes
- Total cholesterol
- HDL cholesterol
- Smoking
- Diastolic blood pressure

ASCVD POOLED COHORT EQUATION (PCE)

- Age
- Race
- Smoking
- Diabetes
- HDL cholesterol
- Total cholesterol
- Gender
- Systolic blood pressure
- Receiving treatment for high blood pressure

Currently, CVD is detected using several tests:

Exercise ECG

Measures the electrical activity of the heart during physical activity

Cardiac Catheterization

A thin, flexible tube is inserted into an artery or vein and guided to the heart

Echocardiography

Ultrasound-based imaging technique that creates detailed pictures of the heart's structure and function

CCTA

Imaging technique that uses X-rays and contrast material to visualize the coronary arteries

Single-Photon Emission Computed Tomography (SPECT)

Nuclear imaging technique that uses radioactive tracers to generate 3D images of blood flow to the heart

Cardiac Magnetic Resonance Imaging

Uses powerful magnets and radio waves to create detailed images of the heart's structure and function

© CardioDiagnostics Holdings Inc., March 2024. All rights reserved.

GENETICS (SINGLE NUCLEOTIDE POLYMORPHISMS) • Inherited from parents • <20% of risk for cardiovascular disease is driven by genetics ⁽ ¹ ⁾ • Does not change over time (i.e., not dynamic) EPIGENETICS (DNA METHYLATION) • Influenced by lifestyle & environment • Larger driver of risk for cardiovascular disease as compared to genetics • Largely confounded by genetics • Changes over time (i.e., dynamic) (similar to HbA1c) ⁽ ¹ ⁾ Sum heritability from Hou, K et al.,, Nature Genetics Aug 2019, /doi.org/10.1038/S41588 - 019 - 0465 - 0 ⁽ ² ⁾ creativebiomart.net/epigenetics/services/dna - methylation - analysis - service/ Two Types of DNA Biomarkers Power Our Approach © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

BIG DATA DNA bank & databank Billions of genetic, epigenetic & clinical data points HIGH - PERFORMANCE COMPUTING, ML/AI AND DOMAIN EXPERTISE Trade secrets • Non - linear data mining • Assay translational criteria DOMAIN EXPERTISE Trade secrets Lab translation of assays PRODUCT Copyright, proprietary & patented ⁽ ¹ ⁾ • Lab profiling using assays • Interpretive predictive ML model Proprietary Engine designed and built over more than a decade Our AI - Driven Integrated Epigenetic - Genetic Engine enables rapid design, development and launch of new diagnostic solutions Identification of robust biomarkers Transition into clinical tests ⁽ ¹ ⁾ Multiple granted US and international patents; Other patents pending Our AI - Driven Integrated Epigenetic - Genetic Engine © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Cardio Diagnostics' Suite of Solutions

CardioDiagnostics

Clinical solutions:

Epi+Gen CHD™

Only epigenetics-based clinical blood test in the world for coronary heart disease risk assessment

It is a more sensitive and non-invasive alternative to the Framingham Risk Score (FRS), and the Atherosclerotic Cardiovascular Disease (ASCVD) Risk Calculator for predicting the three-year-risk for a coronary heart disease event

PrecisionCHD™

Only epigenetics-based clinical blood test in the world for coronary heart disease detection

It is a sensitive and non-invasive alternative to exercise stress tests, nuclear stress tests, stress echocardiograms, coronary angiograms, and cardiac catheterization for evaluating coronary heart disease

Actionable Clinical Intelligence™

A one-of-a-kind platform that offers new epigenetic and genetic insights to clinicians prescribing the Epi+Gen CHD™ and PrecisionCHD™ tests to help improve chronic care management

Non-clinical solutions:

CardioInnovate360™

Research-use-only (RUO) solution to support the discovery, development and validation of novel biopharmaceuticals for the assessment and management of cardiovascular diseases

HeartRisk™

A SaaS cardiovascular risk intelligence platform customized to value-based care and other provider organizations, employers, brokers and benefits consultants and government entities, who deploy the Epi+Gen CHD™ and PrecisionCHD™ tests for optimizing decisions

© Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Our Suite of Solutions Offer Unparalleled Innovation Evidence Current Clinical Solutions 67% of patients who had a heart attack had normal total cholesterol ⁽ ¹ ⁾ Utilize biological blueprint biomarkers that go beyond traditional biomarkers Utilize traditional biomarkers (e.g., lipid) that are necessary but not sufficient 40% of smokers fail biochemical verification of self - reported abstinence ⁽ ² ⁾ Utilize objective, molecular DNA biomarkers Utilize self - reported/subjective biomarkers (e.g., smoking) 50% of patients undergoing invasive angiography, particularly women, do not have obstructive disease ⁽ ³ ⁾ Accounts for both obstructive and non - obstructive disease Emphasis on obstructive disease Average wait time for a cardiology appointment is 26.6 days ⁽ ⁴ ⁾ Can be conducted fully remotely or in provider - settings Conducted only in provider - settings Rural patients are less likely to receive cardiovascular care ⁽ ⁵ ⁾ Only requires a blood sample Requires specialized infrastructure Fasting for 10 - 12 hours necessary for lipid panel blood test Fasting not required Fasting may be required CCTA delivers 2.88 0.85 mSv ( ∼ 30 chest x - rays’ worth) ⁽ ⁶ ⁾ No exposure to ionizing radiation Exposure to ionizing radiation Acute kidney injury was 33% in those with diabetes ⁽ ⁷ ⁾ No known side effects Potential side effects (e.g., contrast dye - induced kidney damage) Actionable insights provided via our Actionable Clinical Intelligence platform Actionable insights for personalizing interventions Lack insights for personalizing interventions Our dynamic epigenetics biomarkers can change in ~90 days ⁽ ⁸ ⁾ Dynamic biomarkers to monitor effectiveness of interventions Lack ability to monitor the effectiveness of interventions Actionable insights provided via our HeartRisk platform Actionable business insights for stakeholders Lack business insights for stakeholders Technology Accessibility and Scalability Actionable Insights © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved. ⁽ ¹ ⁾ Cardio Diagnostics internal data ⁽ ² ⁾ Scheuermann, T et al . , Addiction . 2018 ⁽ ³ ⁾ Banks, K et al . , Curr Cardiol Rev . 2010 ⁽ ⁴ ⁾ Merritt Hawkins and AMN Healthcare . 2022 ⁽ ⁵ ⁾ Beth Israel Lahey Health . 2022 ⁽ ⁶ ⁾ Aupongkaroon, P et al . , 2022 ⁽ ⁷ ⁾ Rudnick, MR et al . , 1995 ⁽ ⁸ ⁾ Philibert R et al . , 2023

Our Differentiated Solutions Deliver Value to Key Healthcare Stakeholders • Improve well - being and quality of life • Receive timely and better care Patients • Reduce healthcare costs by reducing unnecessary treatments and hospitalizations • Transition to value - based care tied to quality of care and health outcomes Payers • Better clinical tools and information to aid decision making • Save time with more efficient testing Providers Employers Pharma Life Insurers • Reduce absenteeism and improve productivity among employees • Reduce healthcare costs by avoiding costly disease management • Help accelerate drug discovery and with clinical trial design • Conduct post - marketing surveillance to monitor drug safety and effectiveness • Better risk assessment and pricing of life insurance policies • Help policyholders to stay healthy, reducing the number of claims © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved. Corrections • Reduce risks associated with inmate transportation • Convenient heart disease testing without the need for extensive physical infrastructure

Clear, Key Differentiations for Coronary Heart Disease Hospitals & Clinics GROWTH STRATEGIES SENSITIVE EPIGENETICS BASED TEST CORONARY HEART DISEASE SPECIFIC PHYSICIAN ORDERED AND/OR INTERPRETED AT - HOME TESTING AVAILABLE MULTIPLE DNA BIOMARKERS - BASED TEST MONITOR TREATMENT RESPONSE ⁽ ¹ ⁾ ⁽ ¹ ⁾ Comparison to PrecisionCHD for CHD detection ⁽ ² ⁾ Comparison to detection tests such as exercise ECG © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Epi+Gen CHD and PrecisionCHD : A $185B US Total Addressable Market ⁽ ¹ ⁾ Epi+Gen CHD is recommended for: • Adults ages 35 - 75 • Have not been diagnosed with coronary heart disease • Approximately 146M Americans ⁽ ² ⁾ PrecisionCHD is recommended for: • Adults ages 35 - 80 • Presenting to be evaluated for coronary heart disease • Approximately 157M Americans ⁽ ² ⁾ We expect to accelerate the adoption of Epi+Gen CHD and PrecisionCHD across several channels including: • Telemedicine • Providers - concierge practices, innovative health systems, value - based care • Payers • Employers • Life insurers We intend to accelerate the adoption of both tests by: • Expanding strategic channel partnerships • Leveraging industry organizations • Offering a piloting program • Customizing customer portal to reduce transaction friction ⁽ ¹ ⁾ Assumes 146M Americans x $350/test for Epi+Gen CHD and assumes 157M Americans x $850/test for PrecisionCHD ⁽ ² ⁾ US Census Bureau © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

The Integrated Genetic-Epigenetic Engine™ Can be Leveraged Repeatedly

CardioDiagnostics

Assumes one patient could be tested with multiple tests[1]

*Represents expected launch date

LAUNCHED	LAUNCHED	2024/2025*	2024/2025*	2025/2026*	TOTAL
Epi+Gen CHD	PrecisionCHD	CHF Risk	Stroke Risk	Diabetes Risk	**$340B** by 2026*
146M adults	157M adults	152M adults	153M adults	140M adults	U.S. ADDRESSABLE MARKET
$350/test	$850/test	$350/test[2]	$350/test[2]	$350/test[2]	
$51B	**$134B**	**$53B**	**$53B**	**$49B**	

Source: Cardio Diagnostics estimate for US market based on 2020 US Census data
[1] Assumes each test is administered to each patient a single time in a year although some patients may be eligible to be retested in less than a year
[2] Assumed price per test

© Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

A Scalable Testing & Reporting Process to Fulfill Increasing Demand

CardioDiagnostics



REMOTE
Telemedicine provider orders test for patient
At-home lancet sample collection kit shipped to patient
1a
2a
1b
2b
3
4
5
6
7
Collect blood sample
Ship blood sample overnight to lab
Lab processing of blood sample
Process data and generate report
Share patient report with ordering provider
Provider/healthcare organization orders tests
Lancet and/or vacutainer sample collection kits shipped to provider/healthcare organization
PROVIDER SETTINGS

A patient's blood sample can be collected remotely by the patient using the fingerstick method with our self-contained lancet sample collection kit or by a professional in a provider setting with our vacutainer kit

© Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Pursuing A New Standard of Care for Cardiovascular Medicine EVIDENCE BUILDING ENGAGE PAYORS REIMBURSEMENT CODES AMA COVERAGE & PAYMENT © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved. FDA Continued expansion of analytical validity, clinical validity, clinical utility, economic utility and case studies evidence portfolio Awarded CPT PLA® codes by the American Medical Association, 0439U for Epi+Gen CHD and 0440U for PrecisionCHD Completed first pre - submission with the FDA. Evaluating additional pre - submissions and regulatory strategy Continued efforts to secure coverage and payment from private and government payors Continued engagement of payors to explore synergistic opportunities

Robust Short - Term & Long - Term Strategic Initiatives REDUCE VARIABLE COSTS MANAGE RISKS INCREASE REVENUE GROWTH STRATEGIES INTERNAL LAB PURSUE FDA PATHWAY PAYOR COVERAGE TARGET MULTIPLE REVENUE CHANNELS LAUNCH MULTIPLE SYNERGISTIC PRODUCTS © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Strong Leadership Experienced leadership, complementary backgrounds & vision to succeed Warren Hosseinion, MD Meesha Dogan, PhD Chairman President, Nutex Health, Inc. (NUTX) - $78M market cap ⁽ ¹ ⁾ Co - founder of Astrana Health (ASTH) - $1.92B market cap ⁽ ¹ ⁾ Director and former CEO of Clinigence Holdings (CLNH) MD from Georgetown University School of Medicine CEO, Co - Founder, & Director 13+ years bridging engineering, AI, and medicine, Co - inventor of the Integrated Genetic - Epigenetic Engine PhD in Biomedical Engineering from the University of Iowa ⁽ ¹ ⁾ As of 3/22/24 © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Team Continued Robert Philibert, MD PhD Elisa Luqman, JD MBA CMO, Co - Founder & Director 15+ years in epigenetics and clinical translation Co - inventor of the Integrated Genetic - Epigenetic Engine MD & PhD in Neuroscience from the University of Iowa CFO Chief Legal Officer (SEC), Nutex Health, Inc. (NUTX) Co - founder of bigVault Storage Technologies (acquired) JD & MBA in Finance from Hofstra University Licensed in NY/NJ and FL Corp Counsel © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Team Continued Tim Dogan, PhD Khullani Abdullahi, JD CTO 13+ years in high performance computing systems Co - inventor of the Integrated Genetic - Epigenetic Engine PhD in Mechanical Engineering from the University of Iowa VP of Revenue & Strategy 13+ years in commercializing complex technologies and solutions Growth architect at GreenLight Medical/Symplr, Lumere/GHX JD from the University of Minnesota © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Key Milestones Were Achieved in 2023 and Q1 2024

CardioDiagnostics

- **Revenue and Partnerships**
  - Secured the Innovative Technology contract with Vizient, Inc., the nation's largest provider-driven healthcare performance improvement company. As a result, Cardio Diagnostics is on contract with about 60% of hospitals and 97% of academic medical centers in the US.
  - Expanded into the employer vertical and hosted an on-site heart disease fair with FRSTeam of East Kansas and West Missouri.
  - Secured a contract with Family Medicine Specialists, a risk bearing provider, to test at least 1,200 of their patients on BlueCross BlueShield and other health plans.
  - Announced the expansion with Family Medicine Specialists to their Walmart location in Q2 2024.
  - Entered into an agreement with Aimil Ltd to introduce our technology in India.
- **Reimbursement and FDA**
  - Awarded two CPT PLA® codes by American Medical Association for our clinical tests, 0439U for Epi+Gen CHD™ and 0449U for PrecisionCHD™.
  - Completed first pre-submission with the FDA pertaining to our PrecisionCHD test and have received feedback from the FDA on that submission.
- **Products and Evidence**
  - Launched PrecisionCHD™, the first and only integrated genetic-epigenetic blood test for coronary heart disease detection.
  - Launched Actionable Clinical Intelligence, a platform that offers new epigenetic and genetic insights to clinicians prescribing our Epi+Gen CHD™ and PrecisionCHD™ tests to help improve chronic care management.
  - Launched CardioInnovate360™, a research-use-only (RUO) solution to support the discovery, development and validation of novel biopharmaceuticals for the assessment and management of cardiovascular diseases.
  - Launched HeartRisk™, a SaaS cardiovascular risk intelligence platform customized to value-based care and other provider organizations, employers, brokers and benefits consultants and government entities, who deploy the Epi+Gen CHD™ and PrecisionCHD™ tests for optimizing decisions.
  - Clinical evidence for PrecisionCHD™ was peer-reviewed published in the prestigious Journal of American Heart Association journal.
  - The global scalability nature of Cardio Diagnostics' solutions was highlighted in a peer-reviewed publication in Epigenomics.
  - A study demonstrating the use of PrecisionCHD™ to monitor the effectiveness of an intervention was peer-reviewed published in Genes.
- **Intellectual Property and Operations**
  - Patents granted in India, China, Australia and the United States (second patent).
  - Announced the launch of our new operations hub that includes a high complexity CLIA lab, kitting and fulfillment and research lab, to scale operations and reduce operating costs.
  - Added Dr. Damon Broyles, VP of Clinical Innovation at Mercy Technologies, and Dr. Vimal Ramjee, a cardiologist and National Co-Chair of Cardiology and Innovation at CommonSpirit Health Enterprise and a member of the American Heart Association Board of Directors as strategic advisors.

© Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Our business is subject to numerous risks and uncertainties, including those highlighted in the section titled “Risk Factors, ” w hich represent challenges that we face in connection with the successful implementation of our strategy and growth of our business. The occurrence of one or more of the events or circumstances described in the section titled “Risk Factors,” al one or in combination with other events or circumstances, may have an adverse effect on our business, cash flows, financial condition and results of operations. Such risks include, but are not limited to: Risks Related to Business, Industry and Business Operations • We have a limited operating history that makes it impossible to reliably predict future growth and operating results. • We have an unproven business model, have not generated significant revenues and can provide no assurance of generating signif ica nt revenues or operating profit. • The market for epigenetic tests is fairly new and unproven, and it may decline or experience limited growth, which would adve rse ly affect our ability to fully realize the potential of our business plan. • The estimates of market opportunity and forecasts of market growth included in this Annual Report on Form 10 - K may prove to be i naccurate, and even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates, if at all. • If we are not able to enhance or introduce new products that achieve market acceptance and keep pace with technological devel opm ents, our business, results of operations and financial condition could be harmed. • The success of our business depends on our ability to expand into new vertical markets and attract new customers in a cost - effec tive manner. • Our growth strategy may not prove viable and expected growth and value may not be realized. • Our future growth could be harmed if we lose the services of our key personnel. • We may face intense competition, which could limit our ability to maintain or expand market share within our industry, and if we do not maintain or expand our market share, our business and operating results will be harmed. • Our business depends on customers increasing their use of our existing and future products, and we may experience loss of cus tom ers or a decline in their use of our solutions. • We rely on a limited number of suppliers, contract manufacturers, and logistics providers, and our tests are currently perfor med by a single contract high complexity Clinical Laboratory Improvement Amendments (CLIA) laboratory. • We may be unable to scale our operations successfully. • As we grow the size of our organization, we may experience difficulties in managing this growth. • Our success depends upon our ability to adapt to a changing market and our continued development of additional tests and serv ice s. • Our Board of Directors may change our strategies, policies, and procedures without stockholder approval. • We may need to seek alternative business opportunities and change the nature of our business. • We may be subject to general litigation that may materially adversely affect us and our operations. • Our management expects to continue to devote substantial time to maintaining and improving its internal controls over financi al reporting and the requirements of being a public company which may, among other things, strain our resources, divert management’s attention and affect our ability to accurately report our financial results and prevent fraud. Risks Related to Intellectual Property • Certain of our core technology is licensed, and that license may be terminated if we were to breach our obligations under the li cense. • Our license agreement with University of Iowa Research Foundation (UIRF) includes a non - exclusive license of “technical informat ion” that potentially could grant unaffiliated third parties access to materials and information considered derivative work made by us, which could be used by such licensees to develop competitive products. Risk Factors © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Risks Related to Government Regulation • We conduct business in a heavily regulated industry, and if we fail to comply with these laws and government regulations, we cou ld incur penalties or be required to make significant changes to our operations or experience adverse publicity, which could have a material adverse effect on our business, financial condition, and results of operations. • If the U.S. Food and Drug Administration (“FDA”) were to begin actively regulating our tests, we could incur substantial cost s a nd delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post - market controls. • If our products do not receive adequate coverage and reimbursement from third - party payors, our ability to expand access to our tests beyond our initial sales channels will be limited and our overall commercial success will be limited. Risks Related to Our Common Stock • The price of our Common Stock likely will be volatile like the stocks of other early - stage companies. • Because a substantial number of our currently outstanding shares of Common Stock are registered for resale, we may have diffi cul ty raising additional capital when and if needed. • A significant number of shares of our Common Stock are subject to issuance upon exercise of outstanding warrants and options, wh ich upon such exercise may result in dilution to our security holders. • We have never paid dividends on our Common Stock, and we do not anticipate paying any cash dividends on our Common Stock in t he foreseeable future. • Sales of a substantial number of shares of our Common Stock in the public market by our existing stockholders could cause our st ock price to decline. *An extensive list of factors that can affect future results are discussed in the Current Report on Form 10 - K for the period end ed December 31, 2023 under the heading “Risk Factors” in Part I, Item IA thereof, and other documents filed from time to time with the Securities and Exchange Commission. Such factors could materially adversely affect the Company's financial p erf ormance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed within this presentation. Risk Factors © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

For more information, please email: investors@cardiodiagnosticsinc.com Revolutionizing Cardiovascular Medicine With Epigenetics & AI © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

APPENDIX Revolutionizing Cardiovascular Medicine With Epigenetics and AI

Cardiovascular Disease and Associated Co-Morbidities

CardioDiagnostics

In the US, nearly 18 million Americans have some type of cardiovascular disease (CVD), and CVD is responsible for both 1 in every 4 deaths and nearly $1 billion/day in medical costs + lost productivity.[1][2]

CORONARY HEART DISEASE (CHD)

The most common type of CVD

- 20+ million adults have CHD, the major cause of heart attacks[1]
- A heart attack occurs every 40 seconds[2]
- 800,000+ heart attacks / year[2]

STROKE

A common type of CVD

- Nearly 800,000 strokes each year[2]
- A stroke-related death occurs every 3.5 minutes[2]
- 1 in 6 CVD-related deaths are due to stroke[2]

CONGESTIVE HEART FAILURE (CHF)

A common type of CVD

- 6+ million adults have heart failure[2]
- Nearly 380,000 deaths in 2018 were attributed to heart failure[2]

DIABETES

A major risk factor for CVD

- 34+ million adults have diabetes[3]
- 2-4x more likely to develop CVD[4]

[1] CDC Foundation
[2] American Heart Association
[3] CDC
[4] Johns Hopkins Medicine

© Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

• Epi+Gen CHD is Cardio Diagnostics’ first product that was developed using our AI - driven Integrated Genetic - Epigenetic Engine and was validated in collaboration with Intermountain Healthcare. • Epi+Gen CHD is a powerful test that combines epigenetics, genetics and artificial intelligence to predict 3 - year risk for coronary heart disease (CHD), the most common type of heart disease and the major cause of heart attacks. • Epi+Gen CHD addresses the shortcomings of current risk assessment tests because it: ⚬ Demonstrated strong clinical value with 76% sensitivity for men and 78% sensitivity for women, which is 1.7 times and 2.4 times more sensitive for men and women , respectively, compared to the average sensitivity of FRS and PCE ⁽ ¹ ⁾ ⁽ ² ⁾ ⁽ ³ ⁾ ⚬ Demonstrated strong economic value showing up to $42,000 in cost savings per quality adjusted life year and improved survival ⁽ ⁴ ⁾ ⚬ Is a simple, non - invasive blood test performed in a high complexity CLIA lab ⚬ Sample can be collected at - home or in provider settings ⚬ Does not require fasting or depend on self - reported information ⚬ Is coupled to Cardio Diagnostics’ Actionable Clinical Intelligence platform to ........... provide new epigenetic and genetic insights to clinicians prescribing the test Epi+Gen CHD : The Only Epigenetics - Based Test For Coronary Heart Disease Risk Assessment ⁽ ¹ ⁾ This means that for every 100 men and 100 women deemed “at - risk” for a CHD event, the test correctly identifies 76 men & 78 wom en ⁽ ² ⁾ FRS: Framingham Risk Score, PCE: ASCVD Pooled Cohort Equation ⁽ ³ ⁾ Dogan et al.,, 2021, Epigenomics ⁽ ⁴ ⁾ Jung et al.,, 2021, Epigenomics © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

PrecisionCHD™: The ***Only*** Epigenetics-Based Test For Coronary Heart Disease Detection

CardioDiagnostics

- PrecisionCHD™ is Cardio Diagnostics' second product that was developed using our AI-driven Integrated Genetic-Epigenetic Engine™ and was validated in collaboration with Intermountain Healthcare and University of Iowa Hospitals and Clinics.

- PrecisionCHD™ is a powerful test that combines epigenetics, genetics and artificial intelligence to **assess the presence of coronary heart disease** (CHD), the most common type of heart disease and the major cause of heart attacks.

- PrecisionCHD™ addresses the shortcomings of current detection tests because it:
  - Demonstrated strong clinical value with **80% sensitivity for men and 76% sensitivity for women, compared to the sensitivity of exercise ECG of 45-68%** (1) (2) (3)
  - Is a simple, non-invasive blood test performed in a high complexity CLIA lab
  - **Sample can be collected at-home or in provider settings without the need to wait weeks or months to get tested**
  - **Does not** require preparation or exposure to radiation
  - Is coupled to Cardio Diagnostics' Actionable Clinical Intelligence™ platform to provide new epigenetic and genetic insights to clinicians prescribing the test

- Multiple compelling clinical and economic studies to expand evidence dossier are in progress

PrecisionCHD™
Early Detection of Coronary Heart Disease

(1) This means that for every 100 men and 100 women deemed "have" CHD, the test correctly identifies 80 men & 76 women
(2) Philibert R et al., 2023, Journal of American Heart Association
(3) Morrow D et al., 2018, A Textbook of Cardiovascular Medicine

© Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

• A one - of - a - kind platform that offers new epigenetic and genetic insights to clinicians prescribing the Epi+Gen CHD and PrecisionCHD tests. These insights are: ⚬ Generated by integrating the test results with a patient’s unique epigenetic and genetic biomarkers together with clinical information to provide deeper and actionable insights to clinicians about factors driving the patient’s coronary heart disease ⚬ Are tailored to each patient to help elucidate areas of concern and aid a clinician’s independent assessment, with the goal of improving patient outcomes ⚬ Include the relative contribution of each of the patient’s biomarkers to CHD, evidence on the role of these biomarkers in coronary heart disease pathogenesis , and changes in the measured biomarkers over time in response to lifestyle and therapeutic interventions Actionable Clinical Intelligence : Assisting Clinicians in Personalizing Clinical Decision Making © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

• A one - of - a - kind platform that offers new epigenetic and genetic insights to clinicians prescribing the Epi+Gen CHD and PrecisionCHD tests. These insights are: ⚬ Generated by integrating the test results with a patient’s unique epigenetic and genetic biomarkers together with clinical information to provide deeper and actionable insights to clinicians about factors driving the patient’s coronary heart disease ⚬ Are tailored to each patient to help elucidate areas of concern and aid a clinician’s independent assessment, with the goal of improving patient outcomes ⚬ Include the relative contribution of each of the patient’s biomarkers to CHD, evidence on the role of these biomarkers in coronary heart disease pathogenesis , and changes in the measured biomarkers over time in response to lifestyle and therapeutic interventions Actionable Clinical Intelligence : Assisting Clinicians in Personalizing Clinical Decision Making © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

⚬ Can be completed remotely or in provider settings ⚬ Simple blood test where lancet - based collection kit can be done at - home or vacutainer - based collection can be done in provider settings ⚬ No exposure to ionizing radiation ⚬ Patient care plan highly personalizable with ACI ⚬ The average sensitivity is 80% for men and 76% for women, compared to the sensitivity of exercise ECG of 45 - 68% ⁽ ² ⁾ Patient ⚬ 35 - 80 years old ⚬ Presenting to be evaluated for coronary heart disease (CHD) ⚬ Have not had a bone marrow transplant Epi+Gen CHD and PrecisionCHD are the Next Generation Tests for Cardiovascular Medicine Without PrecisionCHD With PrecisionCHD ⚬ Requires in - person clinic visit that may take days, weeks or months to complete ⚬ Long testing duration and more invasive tests ⚬ Exposure to ionizing radiation ⚬ Patient management plan lacks personalization ⚬ The sensitivity of exercise ECG for example is only 45 - 68 ⁽ ¹ ⁾ ⁽ ¹ ⁾ Philibert R et al.,, 2023, Journal of American Heart Association ⁽ ² ⁾ Morrow D et al, 2018, A Textbook of Cardiovascular Medicine © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

CardioInnovate360 : A BioPharma Research System That Harnessess the Power of Epigenetics, Genetics and Artificial Intelligence • CardioInnovate360 is a research - use - only (RUO) solution to support the discovery, development and validation of novel biopharmaceuticals for the assessment and management of cardiovascular diseases • Potential to provide a new and non - reimbursement - dependent revenue stream for Cardio Diagnostics • Helps establish a footprint for the company in a new market • Leverages, in part, Cardio Diagnostics’ proprietary AI - Driven Integrated Genetic - Epigenetic Engine at scale to help accelerate drug discovery, design clinical trials, conduct post - marketing surveillance, and develop custom applications • Example business model for this offering includes licensing, development services etc © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

HeartRisk™: A Cardiovascular Risk Intelligence Platform to Help Healthcare Stakeholders Make Data-Driven Decisions

CardioDiagnostics

HeartRisk™

Cardiovascular Risk Intelligence Platform

- HeartRisk™ is a a **SaaS** cardiovascular risk intelligence platform **customized** to value-based care and other provider organizations, employers, brokers and benefits consultants and government entities, who deploy the Epi+Gen CHD™ and PrecisionCHD™ tests for **optimizing decisions**
- Potential to provide a **new and non-reimbursement-dependent revenue stream** for Cardio Diagnostics
- Helps expand the Cardio Diagnostics' footprint in **key markets**
- Highly synergistic with Cardio Diagnostics' Epi+Gen CHD™ and PrecisionCHD™ tests, offering new opportunities for the Company to increase the adoption of and recurring testing with its tests

© Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Cardio Diagnostics' Solutions are Backed by Comprehensive Evidence that Matters to Healthcare Stakeholders • Rigorous clinical and analytical validation of biomarkers and Artificial Intelligence models ⚬ Dogan et al, 2021, External Validation of Integrated Genetic - Epigenetic Biomarkers for Predicting Incident Coronary Heart Disease, Epigenomics (In collaboration with Intermountain Healthcare) ⚬ Philibert et al, 2021, The Reversion of DNA Methylation at Coronary Heart Disease Risk Loci in Response to Prevention Therapy, Processes ⚬ Analytical validation performed to meet Clinical Laboratory Improvement Amendment (CLIA) requirements ⚬ Philibert et al 2023, Validation of an Integrated Genetic - Epigenetic Test for the Assessment of Coronary Heart Disease, Journal of American Heart Association (In collaboration with Intermountain Healthcare and University of Iowa Hospitals and Clinics) ⚬ Philibert et al 2023, The Reversion of the Epigenetic Signature of Coronary Heart Disease in Response to Smoking Cessation, Genes ⚬ Additional clinical studies are ongoing • Health economic studies to demonstrate substantial savings and ROI ⚬ Jung et al, 2021, Cost - Utility Analysis of an Integrated Genetic - Epigenetic Test for Assessing Risk for Coronary Heart Disease, Epigenomics ⚬ Additional health economic  studies are ongoing © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Supply Chain & Laboratory Strategy • Common kit contents that can be sourced from multiple distributors • Identified multiple distributors to diversify supply chain • Most kit contents are shelf - stable for years and can be sourced well in advance • Maintain inventory of fully assembled kits to meet six months of expected demand • Assembly does not require special protocol • Assembly & fulfillment of sample collection kits integrated internally SAMPLE COLLECTION KIT CONTENTS & ASSEMBLY LABORATORY STRATEGY • Favorable agreement in place with an experienced laboratory • Refine plan to meet sample processing demand for at least 18 months • Identified lead times of key suppliers to allow seamless capacity expansion as demand accelerates • Setting up an internal laboratory to scale operations and reduce costs © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Gross Margin Expansion Opportunity 1 Currently setting up internal lab 3 Increase processing automation 2 Process larger sample batches 4 Bulk shipping of sample collection kits and/or samples © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.

Product and Company Recognitions Disruptive Technology Award 2023 Semifinalist © Cardio Diagnostics Holdings Inc., March 2024. All rights reserved.